Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 18, 2013, is made by and among RHINO ENERGY LLC, a Delaware limited liability company (“Borrower”), EACH OF THE GUARANTORS (as hereinafter defined), the LENDERS PARTY HERETO, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as “Administrative Agent”).

WITNESSETH:

WHEREAS, Borrower, Guarantors (as defined therein), Lenders (as defined therein) and Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 29, 2011 (as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, capitalized terms used herein and not otherwise defined herein and defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement;

WHEREAS, the Borrower wishes to make certain changes to certain covenants contained in the Credit Agreement;

WHEREAS, the Loan Parties now request that Required Lenders agree to consent to the amendments to the Credit Agreement set forth herein; and Required Lenders are willing to accommodate the request of the Loan Parties, subject to and on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

1.                                      The following amendments shall become effective upon the First Amendment Effective Date:

(a)                                 Section 1.1 [Certain Definitions] of the Credit Agreement shall be amended to insert the following new definitions in the appropriate alphabetical order therein:

“First Amendment shall mean that certain First Amendment to Credit Agreement, dated as of April 18, 2013, among Borrower, Guarantors, Lenders party thereto and Administrative Agent.”

“First Amendment Effective Date shall mean the date that each of the conditions set forth in Section 2 of the First Amendment has been satisfied to the satisfaction of the Administrative Agent.”

(b)                                 Amendment of Section 8.2.4 [Loans and Investments].  Subsection (v) of Section 8.2.4 of the Credit Agreement shall be amended and restated in its entirety as follows:

“(v)                           investments (including any investments in the Excluded Subsidiaries) not otherwise permitted by this Section 8.2.4 in an aggregate amount not to exceed $40,000,000 at anytime outstanding, provided that investments in the MLP are specifically excluded; and”

(c)                                  Amendment of Section 8.2.17 [Maximum Leverage Ratio].  Section 8.2.17 of the Credit Agreement shall be amended and restated in its entirety as follows:

“8.2.17 Maximum Leverage Ratio.  The Loan Parties shall not at any time permit the Leverage Ratio, calculated as of the end of each fiscal quarter, to exceed the ratio set forth below for the periods specified below as at the end of each such fiscal quarter:

Period	Ratio
From April 1, 2013 through March 31, 2015	3.75 to 1.00
From April 1, 2015 through September 30, 2015	3.50 to 1.00
From October 1, 2015 through December 31, 2015	3.25 to 1.00
For each fiscal quarter thereafter	3.00 to 1.00”

(d)                                 Schedules.  Schedule 1.1(A) — Pricing Grid, of the Credit Agreement shall be amended and restated in its entirety as set forth in Schedule 1.1(A) to this Amendment.

2.                                      Conditions to the First Amendment Effective Date.  The amendments and agreements set forth in this Amendment shall become effective upon the date that each of the following conditions has been satisfied to the satisfaction of the Administrative Agent:

(a)                                 Execution and Delivery of Amendment.  The Borrower, the other Loan Parties, the Required Lenders, and the Administrative Agent shall have executed this Amendment, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Administrative Agent.

(b)                                 Officer’s Certificate.  There shall be delivered to the Administrative Agent a certificate of the Loan Parties, dated as of the First Amendment Effective Date and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party in their capacity as such, certifying that:  (i) the representations and warranties of the Borrower contained in Article 6 of the Credit Agreement shall be true and accurate on and as of the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and

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correct on and as of the specific dates or times referred to therein); (ii) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Amendment; and (iii) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

(c)                                  Representations and Warranties; No Event of Default.  The representations and warranties contained in Article 6 of the Credit Agreement and Section 3 of this Amendment, and of each Loan Party in each of the other Loan Documents, are true and correct on and as of the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), each of the Loan Parties has performed and complied with all covenants and conditions hereof and thereof, and no Event of Default or Potential Default has occurred and is continuing or exists as of the First Amendment Effective Date; and by its execution and delivery of this Amendment, the Borrower and each other Loan Party certifies to each such effect.

(d)                                 Payment of Fees.  The Borrower has paid, or caused to be paid, (i) all fees, costs and expenses payable to the Administrative Agent or for which the Administrative Agent is entitled to be reimbursed, to the extent invoiced, including but not limited to the reasonable fees and expenses of the Administrative Agent’s legal counsel, and (ii) all fees set forth in that certain fee letter dated April 2, 2013 by and between the Administrative Agent and the Borrower.

(e)                                  Consents.  All material consents required to effectuate the transactions contemplated to occur on the First Amendment Effective Date have been obtained.

(f)                                   Legal Details.  All legal details and proceedings in connection with the transactions contemplated by this Amendment are in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent has received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.

3.                                      Representations and Warranties.  By its execution and delivery of this Amendment to Administrative Agent, Borrower and each of the other Loan Parties represents and warrants to Administrative Agent and Lenders as follows:

(a)                                 Authorization, Etc.  Each Loan Party has duly authorized, executed and delivered this Amendment.

(b)                                 Material Adverse Change.  After giving effect to this Amendment, no Material Adverse Change shall have occurred with respect to Borrower or any of the other Loan Parties since the Closing Date of the Credit Agreement.

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(c)                                  Litigation.  After giving effect to this Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to Borrower’s or any other Loan Party’s knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

(d)                                 Organizational Documents Not Amended.  As of the date hereof, the organizational documents of such Loan Party have not been amended or modified since copies thereof were previously delivered to Administrative Agent.

4.                                      Miscellaneous.

(a)                                 Full Force and Effect.  All provisions of the Credit Agreement and the other Loan Documents remain in full force and effect on and after the date of this Amendment except as expressly amended hereby.  The parties do not amend any provisions of the Credit Agreement or any other Loan Document except as expressly amended hereby.

(b)                                 Counterparts.  This Amendment may be signed in counterparts (by facsimile transmission or otherwise), but all of which together shall constitute one and the same instrument.

(c)                                  Incorporation into Credit Agreement.  This Amendment shall be incorporated into the Credit Agreement by this reference.  All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(d)                                 Governing Law.  This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(e)                                  No Novation.  Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Borrower, the other Loan Parties, each Lender, and Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:

ATTEST:		RHINO ENERGY LLC, a Delaware limited liability company

By:	/s/ Whitney Kegley	By:	/s/ Richard A. Boone	(SEAL)
Name:	Whitney Kegley	Name:	Richard A. Boone
Title	General Counsel	Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

BUCK COAL, INC.
CAM AIRCRAFT LLC
CAM-BB LLC
CAM COAL TRADING LLC
CAM-COLORADO LLC
CAM-KENTUCKY REAL ESTATE LLC
CAM MINING LLC
CAM-OHIO REAL ESTATE LLC
CASTLE VALLEY MINING LLC
CLINTON STONE LLC
DEANE MINING LLC
HOPEDALE MINING LLC
LEESVILLE LAND, LLC
MCCLANE CANYON MINING LLC
RAM PROCESSING, INC.
RESERVE HOLDINGS LLC
RHINO COALFIELD SERVICES LLC
RHINO EXPLORATION LLC
RHINO NORTHERN HOLDINGS LLC
RHINO OILFIELD SERVICES LLC
RHINO SERVICES LLC
RHINO TECHNOLOGIES LLC
RHINO TRUCKING LLC
SANDS HILL MINING LLC
SPRINGDALE LAND, LLC
TAYLORVILLE MINING LLC
THE ELK HORN COAL COMPANY, LLC
THE ELK HORN CORPORATION
TRIAD ROOF SUPPORT SYSTEMS LLC

By:	/s/ Richard A Boone
Name:	Richard A. Boone
Title:	Senior Vice President and Chief Financial Officer of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

RHINO RESOURCE PARTNERS LP

By:	Rhino GP LLC, its general partner

By:	/s/ Richard A. Boone
Name:	Richard A. Boone
Title:	Vice President and Chief Financial Officer

[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Joel D. Pokorney
Name:	Joel D. Pokorney
Title:	Assistant Vice President

[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

UNION BANK, N.A.

By:	/s/ Richard G. Reeves
Name:	Richard G. Reeves
Title:	Senior Vice President – Mining & Minerals

[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A.

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ Joshua D. Elsea
Name:	Joshua D. Elsea
Title:	Vice President, Large Corporate Banking

[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK

By:	/s/ Mary-Alicha Weldon
Name:	Mary-Alicha Weldon
Title:	Vice President

[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Frank Lambrinos
Name:	Frank Lambrinos
Title:	Authorized Signatory

[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Troy R. Weaver
Name:	Troy R. Weaver
Title:	Senior Vice President

[SIGNATURE PAGE — FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:	/s/ Stephen J. Orban
Name:	Stephen J. Orban
Title:	Senior Vice President

SCHEDULE 1.1(A)

PRICING GRID —

VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO

Level	Leverage Ratio	Commitment Fee	Letter of Credit Fee	Revolving Credit Base Rate Spread	Revolving Credit LIBOR Rate Spread
I	Less than 1.50 to 1.00	0.375%	2.50%	1.50%	2.50%
II	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	0.375%	2.75%	1.75%	2.75%
III	Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	0.50%	3.00%	2.00%	3.00%
IV	Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	0.50%	3.25%	2.25%	3.25%
V	Greater than or equal to 3.00 to 1.00	0.50%	3.50%	2.50%	3.50%

For purposes of determining the Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate:

(a)                                 The Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate shall be recomputed as of the end of each fiscal quarter ending after the Closing Date based on the Leverage Ratio as of such quarter end.  Any increase or decrease in the Applicable Margin, the Applicable Commitment Fee Rate or the Applicable Letter of Credit Fee Rate computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 8.3.3 [Certificate of Borrower].  If a Compliance Certificate is not delivered when due in accordance with such Section 8.3.3, then the rates in Level V shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

(b)                                 If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the Issuing Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period.  This paragraph shall not limit the rights of the Administrative Agent, any Lender or the Issuing Lender, as the case may be, under Section 2.9 [Letter of Credit Subfacility] or 4.3 [Interest After Default] or 9 [Default].  The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.